UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2009

RIGEL PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-29889	94-3248524
(Commission File No.)	(IRS Employer Identification No.)

1180 Veterans Boulevard

South San Francisco, CA 94080

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 624-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Rigel Pharmaceuticals, Inc. is filing this Amendment No. 1 to its Current Report on Form 8-K, originally filed with the Securities and Exchange Commission on September 17, 2009 (the “Original 8-K”), solely to re-file the opinion of Cooley Godward Kronish LLP (the “Opinion”) filed as Exhibit 5.1 to the Original 8-K to correct a clerical error.  The corrected Opinion is filed as Exhibit 5.1 hereto and supersedes and replaces in its entirety the Opinion filed as Exhibit 5.1 to the Original 8-K.

ITEM 9.01.            FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit No.	Description
5.1	Opinion of Cooley Godward Kronish LLP.
23.1	Consent of Cooley Godward Kronish LLP (contained in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIGEL PHARMACEUTICALS, INC.

Dated: September 17, 2009

	By:	/s/ Dolly A. Vance
Dolly A. Vance
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
5.1	Opinion of Cooley Godward Kronish LLP.
23.1	Consent of Cooley Godward Kronish LLP (contained in Exhibit 5.1).